Exhibit 99.2
Howard Weil Energy Conference March 29, 2011

Safe Harbor Provision 2 Delek US Holdings is traded on the New York Stock Exchange in the United States under the symbol "DK" and, as such, is governed by the rules and regulations of the United States Securities and Exchange Commission. This presentation may contain forward-looking statements that are based upon current expectations and involve a number of risks and uncertainties. Statements concerning our current estimates, expectations and projections about our future results, performance, prospects and opportunities and other statements, concerns, or matters that are not historical facts are "forward-looking statements," as that term is defined under United States securities laws. Investors are cautioned that the following important factors, among others, may affect these forward-looking statements. These factors include but are not limited to: our ability to complete the Lion Oil transaction; management's ability to execute its strategy of growth through acquisitions and transactional risks in acquisitions; our competitive position and the effects of competition; the projected growth of the industry in which we operate; changes in the scope, costs, and/or timing of capital projects; losses from derivative instruments; general economic and business conditions, particularly levels of spending relating to travel and tourism or conditions affecting the southeastern United States; risks and uncertainties with the respect to the quantities and costs of crude oil, the costs to acquire feedstocks and the price of the refined petroleum products we ultimately sell; potential conflicts of interest between our majority stockholder and other stockholders; and other risks contained in our filings with the Securities and Exchange Commission. Forward-looking statements should not be read as a guarantee of future performance or results and will not be accurate indications of the times at, or by which such performance or results will be achieved. Forward-looking information is based on information available at the time and/or management's good faith belief with respect to future events, and is subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in the statements. Delek US undertakes no obligation to update or revise any such forward-looking statements.

Diversified Downstream Energy Company(1) Breadth of Exposure Across Refining, Wholesale Marketing and Retail Distribution Inland, moderate complexity Gulf Coast refinery Refining Segment ) Owned product terminals and pipeline assets in West Texas Marketing Segment Operate 412 convenience stores - own ~60% of underlying real estate Retail Segment 3 Refining and Wholesale Presence Retail Distribution Presence Refining & Marketing Assets in Texas; Retail Network Spans Throughout the Southeastern U.S. 60,000 BPD9.4 complexity Tyler, TX Refinery (1) As of December 31, 2010

Lion Oil Transaction Executive Summary

Delek US

Transaction Summary

Asset Overview	▪ 80,000 BPD refinery in El Dorado, Arkansas ▪ 80-mile Magnolia-El Dorado crude oil system (Shreveport, LA to Magnolia terminal) ▪ 28-mile El Dorado crude oil system (Magnolia terminal to El Dorado refinery) ▪ Crude oil gathering system with more than 800 miles of pipelines ▪ 3 light product distribution terminals (Memphis and Nashville, TN; El Dorado, AR) ▪ Owned asphalt distribution terminal in El Dorado, Arkansas
Purchase Summary	▪ Delek US has agreed to acquire Ergon's 53.7% equity interest in Lion Oil for a combination of cash, stock and the payment and replacement of all debt currently owed by Lion to Ergon as follows: – $45 million in restricted Delek US Common Stock(1) – Lion Oil and/or Delek US will make a cash payment of approximately $50 million to Ergon – Lion Oil will execute a new $50 million term note payable to Ergon that will be guaranteed by Delek US; and – Lion Oil will divest certain non-refining assets to Ergon ▪ In addition, Delek US has agreed to assist Lion Oil in obtaining third-party financing of working capital previously provided by Ergon

(1) Determined by the average closing price of Delek US' common stock as reported on the NYSE for the ten consecutive trading days immediately preceding the closing date

5

Financial Highlights From March 21st Announcement 6 Key Financial Disclosures Regarding The Lion Oil Transaction(1) Lion Oil Company generated approximately $92 million in contribution margin during calendar 2010All other overhead, marketing and terminal fees were less than $1 per barrel in recent yearsDepreciation estimated at approximately $45 million annually, but acquisition valuations may materially reduce this expense in the futurePotential overhead synergies and cost reduction opportunities As indicated on the Lion Oil transaction announcement conference call held on March 21, 2011

Delek US

El Dorado, Arkansas Refinery

Inland, PADD III Refinery With Broad Distribution Footprint Throughout the Mid-Continent

Production and Complexity	▪ 80,000 BPD nameplate capacity ▪ 9.0 complexity rating
Medium Sour Crude Oil Refinery	▪ Typical crude gravity – 30.5°API ▪ Typical crude sulfur – 1.75%
Key Sources of Crude	▪ Local Arkansas crude gathering system (21% of crude slate) ▪ Offshore Louisiana and foreign crudes
Products Manufactured	▪ Gasoline and ultra-low sulfur diesel fuels ▪ Asphalt, refinery grade propylene, LPG
Compliance with Regulatory Mandates	▪ Clean fuels compliant (ULSD, LS gasoline) ▪ Benzene reduction in gasoline (MSAT II) complete in July 2011
Key Product Distribution	▪ Enterprise Products Pipeline (TEPPCO) ▪ Mississippi River Valley, Ohio River Valley
Capital Spending	▪ Invested $470 mm in El Dorado since 2007; major projects complete ▪ Maintenance CAPEX levels - $25 mm CAPEX expected in 2011

7

Delek US

Combined Asset Overview

	Refining Segment	Marketing Segment	Other
Delek US (Dec. 31, 2010)	▪ 1 refinery, Tyler, TX – PADD III – 60,000 BPD – 9.4 complexity – High conversion	▪ 3 company-owned terminals ▪ 7 product pipelines ▪ Crude pipelines	▪ 412 retail company operated retail locations ▪ More than 60% of underlying real estate is owned
Lion Oil	▪ 1 refinery, El Dorado, AR – PADD III – 80,000 BPD – 9.0 complexity – Clean fuels compliant	▪ 3 light product terminals – Memphis and Nashville, TN and El Dorado, AR ▪ Connected to Enterprise Products Pipeline	▪ Asphalt distribution business; owned asphalt terminal in El Dorado, AR
Delek US (Post-Transaction)	▪ 2 PADD III refineries ▪ 140,000 BPD ▪ Moderate complexity ▪ Expanded crude slate ▪ Expanded product mix	▪ Scales logistics business to include distribution points throughout the Gulf Coast and Mid-Continent regions	▪ Diversified set of downstream assets

8

Combined Asset Map 9 West Texas Crude Louisiana Offshore Crude Foreign Crude Tyler Refinery El Dorado Refinery Delek US Terminals Lion Oil Terminals Crude Pipelines Product Pipelines

Delek US

Key Strategic Opportunities

Optimize Crude Slate	▪ Increased access to wide range of domestic, offshore & foreign crude oils ▪ Adding capability to process medium sour crudes ▪ Access to crudes priced on both a WTI and Brent-basis
Enhance Production Capabilities	▪ More than doubles production capacity above pre-transaction levels ▪ Entry point into asphalt market ▪ Still heavily weighted toward light, high-value products post-transaction
Capture Supply Chain Synergies	▪ Supply chain synergies with (MAPCO) retail store network ▪ Lion has two light product terminals in Tennessee ▪ More than 200 MAPCO locations operating in Tennessee and Arkansas
Expand Wholesale Marketing Business	▪ Expand wholesale marketing business into the Mid-Continent ▪ Wholesale distribution strategy designed to optimize margin capture
Other Strategic Benefits	▪ Eliminate single-asset refiner risk ▪ Limited capital requirements over the near-term ▪ Overhead cost savings

10

El Dorado Refinery Crude Slate (Calendar 2010) 11 El Dorado processes a combination of local Arkansas, domestic offshore and foreign crude oils Louisiana Offshore crude oil includes: Eugene Island, Louisiana Light Sweet, Mars, North Louisiana Sweet, Poseidon and Thunder Horse BlendOther crude oils includes: Yoho condensate, Basrah Light and Appalachian Light Sweet (CHART) Local Arkansas Crudes are WTI- linked

Transaction Expected To Diversify Delek US' Crude Slate 12 Balanced Exposure - Less Dependence on Light, Sweet Crude Pricing Essentially 50/50 (Sour-intermediate vs. Light) Crude Slate Becomes More Balanced Crude Slate Transition - Pre/Post Transaction Tyler Refinery El Dorado Refinery Pro-Forma (Combined) (CHART) (CHART) (CHART)

El Dorado Unit Capacities 13 Unit Description Present Capacity (BPD)(1) (1) Per the Lion Oil transaction announcement conference call held on March 21, 2011: In 2009, Lion Oil estimated that approximately $150 million in capital spending would be required to take advantage of the 100,000 barrel a day crude and vacuum unit capacity

El Dorado Capacity Utilization Above 90% In 2010 14 (1) 2010 assumes nameplate capacity of 80,000 BPD following major turnaround and expansions projects in 2009; nameplate capacity 2006-2009 is estimated at 71,500 BPD El Dorado Production Capabilities Improved After Turnaround in 2009(1) Turnaround (CHART)

Anticipated Combined Product Slate(1) 15 Tyler Refinery El Dorado Refinery Pro-Forma (Combined) (1) "Other" includes LPG, Black Oil and other residual products (CHART) (CHART) (CHART)

Light Product Marketing Throughout the Mid-Continent 16 Access To The Enterprise Products Pipeline(1) Integration Opportunity Expands marketing opportunity into the Mid-Continent El Dorado expected to supply MAPCO store locations In Tennessee and Arkansas Tyler and El Dorado Expected To Ship Product North Supply markets that support better margins Expand Retail Store Presence In Adjacent Markets Opportunity to build/acquire new store locations in markets adjacent to El Dorado (i.e. Little Rock, Arkansas) (1) Formerly the TEPPCO pipeline system

Delek US

Summary of Potential Transaction Synergies

Crude Supply	▪ Improves crude procurement expertise ▪ Optimize crude slate between Tyler and El Dorado
Production	▪ Eliminate single refinery risk ▪ Staggered turnarounds minimize supply disruptions ▪ Diversified product slate provides opportunity to capitalize on U.S. economic recovery
Distribution	▪ Realize supply synergies between refining and retail ▪ Expand wholesale marketing through Enterprise system ▪ Develop long-term product supply contracts on third-party pipelines

17

Major Capital Projects Have Been Completed 18 *Includes refining segment only; 2009 capital spending includes cost to rebuild saturated gas plant Historical/Projected Capital Spending at Tyler and El Dorado ($MM) (CHART)

Transaction Financing Overview 19 Determined by the average closing price of Delek US' common stock as reported on the NYSE for the ten consecutive trading days immediately preceding the closing date Lion Oil will enter into five-year term loan agreements with Israeli banks in the amount of up to $100 million, a portion of which will be used for the purchase of equipment and sharesLion Oil will execute a $50 million term note payable to Ergon that will be guaranteed by Delek US

Transaction Sources and Uses 20 $45 million in restricted shares of Delek US common stock(1) $145 million for equipment and shares Expected Transaction Sources Expected Transaction Uses $50 million term note payable by Lion to Ergon (guaranteed by Delek US)(2) $100 million in loans from Israeli banks to Lion(3) $40 million from an affiliate of Delek Group(4) Total Sources = $235 million $50 million cash to supplement other working capital financing(5) $40 million to supplement Delek US liquidity position Total Uses = $235 million Determined by the average closing price of Delek US' common stock as reported on the NYSE for the ten consecutive trading days immediately preceding the closing dateSix-year note; 4% annual interest rate; annual amortization begins at the end of year twoLoan amounts could range from $75 to $100 millionSubject to change, contingent on cash flows from operations generated by Delek USRepresents the remaining working capital funding requirement not financed through Delek Refining's existing asset-based lending facility and the new inventory supply and off-take arrangement

Refining Segment Operational Update

Delek US

Refining Segment | Operational Update

Tyler Refinery Update

Strong Gulf Coast Refining Economics Persisting in 1Q:11	▪ Gulf Coast refining economics have reached elevated levels in 1Q:11, supported by improved product cracks
WTI Discount Benefits Tyler	▪ Spreads between WTI and LLS/Brent/Mars have widened substantially during the first quarter 2011
Focused on producing more high-value specialty products	▪ Producing higher value products such as ULSD, jet fuel aviation gasoline
Decline in volumetric loss following recent capital work	▪ MSAT project improved the feed quality to the platformer which resulted in higher liquid gasoline yields
Lower Capital Spending Requirements Expected In 2011	▪ Regulatory spending at Tyler largely complete ▪ Anticipate Tyler CAPEX will be ~$25 million in 2011(1)

(1) As indicated in the Company latest form 10-K

22

Tyler Refinery Is A Niche, Inland Asset Tyler Refinery 60,000 barrels per day Niche, Inland Refiner In PADD III ) 9.4 complexity; equipped with a delayed coking unit High Conversion, Moderate Complexity Primarily local domestic crudes such as WTI and East Texas Crude Processes Mostly Light Sweet Crudes Tyler Refinery Product Sales (Avg. BPD)(1) 23 Generally produces more than 90% light products; sold at rack in Tyler market Production Sold Into Local Niche Market Tyler Refinery Product Slate (2010)(1) (1) As of December 31, 2010 (CHART) (CHART)

WTI Priced At A Discount To Competing Crudes Current cost to purchase WTI is significantly below competing crudes Substantial widening of crude differentials ) Cheaper crude lowers the cost of production, benefiting refining margin Wider differentials benefit refiners processing WTI 24 WTI Is Nearly $15/bbl Cheaper Than LLS Year-To-Date 2011(1) Source: Bloomberg; YTD 2011 is thru March 15, 2011 Tyler Has Access To Discounted, West Texas Crudes (CHART)

WTI Contango Market Structure Favors Tyler WTI Contango Benefit Effectively Reduces Tyler's Cost of Crude Oil Tyler historically has purchased mostly WTI - an inexpensive local crude Purchase Light, Sweet, Domestic Crudes ) Serves as a reduction to our cost of goods; benefits refining margin Contango Lessens Our Cost of Crude 25 WTI (Contango) Differential To CMA NYMEX(1) (1) Quarterly contango calculation derived from Argus Media (trade) month average prices (CHART)

Crude Inventories At Cushing Remain Elevated 26 Operable Crude Oil Storage Capacity at Cushing, OK Has Risen In Recent Months(1) Source: EIA; assumes estimated operable storage capacity of 44 mil barrels (CHART)

Contango Benefits The "Theoretical" Benchmark Building a Theoretical Benchmark High-Sulfur Diesel 5-3-2 Gulf Coast Crack Spread + Contango = Theoretical Margin "Theoretical" Benchmark For Tyler 27 High-Sulfur Diesel 5-3-2 Gulf Coast Crack Spread, Including Contango Benefit *Source: WTI Backwardation/Contango data is published and supplied by Argus Media; all crack spread data supplied by Platts**Crack spread data for March 2011 is thru March 15, 2011 (CHART)

Refining Benchmark Well Above Historical Levels 28 Crack Spread (per bbl) Reached Multi-Year High During January and February 2011(1) (1) Source: Platts; references the High Sulfur Diesel 5-3-2 Gulf Coast Crack Spread Elevated 5-3-2 Gulf Coast Crack Spread In January and February Strong Refining Economics Entering 2011 Improved Benchmark Refining Economics During Early 2011 More than $6/bbl Above 4-Yr Trailing Average in January More than $10/bbl Above 4-Yr Trailing Average In February (CHART)

Recent Investments Lowered Volumetric Loss(1) More gasoline yield; less conversion of liquids (naphtha) to fuel the refinery MSAT II Project Improves Liquid Yield 29 Lower Volumetric Loss Partially Due to MSAT II Project (CHART) Creating More High-Value Product Helps Realizations (1) Volumetric loss calculation = (Total Throughputs - Total Production) / Total Throughputs

Retail Segment Operational Update

Retail Segment | Operational Update Same-store merchandise benefitting from new product offerings and food service 31 Six Consecutive Quarters of Same-Store Merchandise Sales Growth Thru 4Q:10 Saw some demand degradation in 4Q:10 due to higher crude (and fuel) prices; higher crude costs impacts margin Higher Crude Prices Generally Impact Demand, Fuel Margins Adding Quick Service Restaurant concepts to locations - positioning MAPCO as a fresh food destination point Food Service Initiative Gaining Momentum Many new private label SKUs generate higher average gross profit margin Private Label Initiative - A Key Margin Driver Focused on enhancing the look/feel and branding of older locations to attract broader demographic Store Reimaging Program Successful - Remains a Key Focus in 2011 Intend to build 10-20 stores per year during the next five years in both existing and new markets Multi-Year New Store Construction Program Begins In 2011(1) (1) As indicated on the Company's Fourth Quarter 2010 Earnings Conference Call

Cyclical Recovery In Same-Store Sales Key Factors Affecting Same-Store Sales Relevant Factors: Location, size, appeal, offering, affordability, people Same-Store Merchandise Sales ) Relevant Factors: Commodity prices, weather, supply disruptions Same-Store Gallons Sold 32 Same-Store Merchandise Sales Same-Store Fuel Gallons Sold (CHART) (CHART)

Retention of High-Quality Assets Improves Results Retaining High-Quality, Top-Performing Assets Merchandise & fuel gallons sales per average number of stores increased in 2010 Multi-Year Recovery Underway ) Divested underperforming assets in the 2008-2010 timeframe Shed Underperforming Assets 33 Merchandise Sales Per Average Number of Stores (In The Period) Retail Fuel Gallons Sold Per Average Number of Stores (In The Period) (CHART) (CHART)

Fresh Food Service Initiative Performing Well Opportunity To Grow Inside Sales and Margins Redefining the utility of the neighborhood convenience store Food Service as a Destination Point ) Food service margins exceed the trailing corporate merchandise margin average Food Service as a Margin Driver 34 Same-Store Sales of Food Service (CHART)

Private Label Initiative Making Progress Private Label - A Value Offering That Generates Above Average Margins Higher margin, lower-cost option for consumers Quality, Affordable Replacement Option ) Private label is an effective way of offering value to time-starved consumers Countermeasure To Channel Blur 35 Private Label vs. Branded Products(1) Margin does not include rebates and other promotional subsidies from vendorsSame-store sales of private label products as a percentage of total same-store merchandise sales; excludes lottery and services (CHART) Private Label as % of Merchandise Sales(2) (CHART)

Store Reimaging & New Construction Initiatives Elevate MAPCO Brand Through Store Remodeling and New Construction 31% of store base reimaged or newly constructed as of 12/31/10 Multi-Year Store Enhancement Initiative ) Construct 10-20 new stores per annum in the 2011-2015 timeframe(1) Five-Year New Store Construction Plan 36 Multi-Year Remodeling & Construction Initiative ) Expanding into new markets in the Midwest and Southeastern U.S. Expanding Market Footprint As indicated on the Company's Fourth Quarter 2010 Earnings Conference CallAs of Dec. 31, 2010 ) Reimaging at least 25 sites in 2011 Accelerating Store Reimaging Plan (CHART)

Favorable Impact From Store Reimaging Strong Economic Case Favoring Store Reimaging Investment Reshaping the retail brand identity to attract a broader demographic Newer, Cleaner Stores Draw Customers ) Atmosphere matters, especially when you are selling food and produce More Conducive To Fresh Offerings 37 Reimaged Store Outperformance Same-Store Fuel Gallons Sold (Full-Year 2010) Same-Store Merchandise Sales (Full-Year 2010) (CHART) (CHART)

Marketing Segment Operational Update

Marketing Segment | Operational Update Wholesale Marketing In West Texas Owned (San Angelo, Abilene, Tyler); Third-Party (Aledo, Odessa, Big Springs, Frost) Product Marketing Terminals ) Owned and leased pipelines transport crude to Tyler refinery Supply Synergies With Tyler 39 ) Annual CAPEX less than $1 million per year 2006-2010 Minimal CAPEX requirements ) Positive contribution margin every quarter since 2006 Consistent Contribution Margin Total Sales Volumes (BPD) Consistent Contribution Margin ($MM) (CHART) (CHART)

Appendix Additional Data

Historical and Projected Capital Spending(1) 41 As indicated in the 10-K dated March 11, 2011; excludes any impact from the Lion Oil Transaction; 2010 spending includes $0.1 million of "other" capital spending (CHART)